SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  April 17, 2001

                                Washington Mutual, Inc.
                 (Exact name of registrant as specified in its charter)

           Washington                  1-14667               91-1653725
(State or other jurisdiction of   (Commission File        (I.R.S. Employer
          incorporation)               Number)           Identification No.)

 1201 Third Avenue, Seattle, Washington                       98101
(Address of principal executive offices)                    (Zip Code)

                                 (206) 461-2000
                  (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

     On April 17, 2001, Washington Mutual, Inc. issued a press release reporting its results of operations during the three months ended March 31, 2001.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

99.1 Press release dated April 17, 2001 reporting results of operations during the three months ended March 31, 2001.



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                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          WASHINGTON MUTUAL, INC.

Date:   April 18, 2001             By:    /s/ Fay L. Chapman
                                          -----------------------
                                          Fay L. Chapman
                                          Senior Executive Vice President
                                          and General Counsel